UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2022

CF ACQUISITION CORP. V

(Exact name of registrant as specified in its charter)

Delaware	001-39953	85-1030340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 East 59th Street, New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CFFVU	The Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	CFV	The Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CFFVW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Liberty Investment

As previously disclosed, CF Acquisition Corp. V, a Delaware corporation (“CF V”), Nettar Group Inc. (d/b/a Satellogic), a business company with limited liability incorporated under the laws of the British Virgin Islands (the “Company” or “Satellogic”), Satellogic Inc., a business company with limited liability incorporated under the laws of the British Virgin Islands and a direct wholly owned subsidiary of the Company (“PubCo”), and the other parties thereto, entered into an Agreement and Plan of Merger, dated July 5, 2021, pursuant to which the Company and CF V will complete a business combination (the “Business Combination”).

Liberty Investment

On January 18, 2022, the Company and CF V entered into a Subscription Agreement (the “Liberty Subscription Agreement”) with Liberty Strategic Capital (SATL) Holdings, LLC (the “Liberty Investor”), a Cayman Islands limited liability company and investment vehicle managed by Liberty 77 Capital L.P. (the “Liberty Manager” and together with the Liberty Investor, “Liberty”) pursuant to which the Liberty Investor agreed to purchase, and the Company agreed to issue and sell to the Liberty Investor, following satisfaction or waiver of the conditions in the Liberty Subscription Agreement (the closing date of the Liberty Investment (as defined below), the “Liberty Closing”), (i) 20,000,000 Class A ordinary shares of the Company par value $0.0001 per share (any Class A ordinary shares, “Class A Ordinary Shares” and such shares, the “Liberty Shares”), (ii) 5,000,000 warrants, each warrant providing the holder thereof the right to purchase one (1) Class A Ordinary Share at an exercise price of $10.00 per share (the “$10.00 Liberty Warrants”), and (iii) 15,000,000 warrants, each warrant providing the holder thereof the right to purchase one (1) Class A Ordinary Share at an exercise price of $15.00 per share (the “$15.00 Liberty Warrants” and together with the $10.00 Liberty Warrants, the “Liberty Warrants”), in a private placement (the “Liberty Investment”) for an aggregate purchase price of $150.0 million. The Liberty Warrants will be issued at the Liberty Closing, will expire on the fifth anniversary thereof and will, except as described below, otherwise generally have the same terms and conditions as the CF V warrants held by CF V’s sponsor, CFAC Holdings V, LLC. For so long as Liberty or its permitted transferees hold Liberty Warrants, such held warrants will not be redeemable by the Company.

Closing of the Liberty Investment is subject to customary closing conditions, including the consummation of the Business Combination and expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act relating to such investment, and is therefore expected to close in the first half of February 2022. Consequently, the closing of the Business Combination is expected to occur prior to the closing of the Liberty Investment.

In connection with the issuance of the Liberty Shares and the Liberty Warrants, (i) the Company has agreed to provide the Liberty Investor with the same registration rights with respect to the Liberty Securities (as defined below) as the Company provided to the PIPE subscribers in the PIPE subscription agreements, and (ii) the Liberty Investor has agreed to subject the Liberty Securities to transfer restrictions for a period of one year following the Closing of the Business Combination. The “Liberty Securities” means the Liberty Shares, the Liberty Warrants, and the Class A Ordinary Shares issuable upon exercise of the Liberty Warrants and the Advisory Fee Warrants (as defined below).

Contemporaneously with the execution of the Liberty Subscription Agreement, the Company, Liberty and Sponsor entered into that certain letter agreement (the “Liberty Letter Agreement”) pursuant to which the Company agreed that, for so long as the Liberty Investor (or affiliates managed by the Liberty Manager or its affiliates) hold, in the aggregate, at least 6,666,666 Company Class A Ordinary Shares, (i) the Liberty Investor will have the right to nominate two directors for election to the Company Board by the Company shareholders, which director nominees must be reasonably acceptable to the Company (the “Liberty Directors”), (ii) the Liberty Investor will have the right to nominate one Liberty Director to serve on each committee of the Company Board, (iii) so long as Company Class B ordinary shares of the Company, par value $0.0001 per share (“Class B Ordinary Shares”) are outstanding, the Company will be required to obtain the consent of the Liberty Investor if the Company were to issue in a transaction, or series of transactions, a number of shares that equals or exceeds 20% of the outstanding Company Ordinary Shares on a fully diluted basis, subject to exceptions for issuances by the Company in connection with (a) any acquisition by the Company of equity interests, assets, properties or business of any person, (b) any merger, consolidation or other business combination involving the Company, (c) any transaction or series of related transactions involving a change of control of the Company or (d) any equity split, payment of distributions or any similar recapitalization, and (iii) the Company will pay the Liberty Manager an advisory fee for advisory services to be provided by the Liberty Investor and the Liberty Directors to the Company of (x) warrants to purchase 2,500,000 Class A Ordinary Shares, at an exercise price of $10.00 per Class A Ordinary Share (the “Advisory Fee Warrants”) to be issued at the Liberty Closing, will be exercisable beginning at the Liberty Closing and will expire five years from the date thereof and (y) $1.25 million to be paid on each of the six quarterly anniversaries beginning on the 18 month anniversary of the Liberty Closing (the “Advisory Fee Cash Payments”). In exchange for the Advisory Fee, the Liberty Investor has agreed to be reasonably available and to make the Liberty Directors reasonably available from time to time to advise the Company until the occurrence of a Cessation Event (defined below). In the event that the Liberty Investor (or affiliates of the Liberty Investor managed by the Liberty Manager or its affiliates) no longer holds, in the aggregate, at least 6,666,666 Company Class A Ordinary Shares (a “Cessation Event”), (i) the Liberty Investor’s right to nominate two directors will cease immediately and the terms of any then-serving Liberty Directors will expire at the next election of directors and (ii) the Liberty Manager will no longer be entitled to receive any additional Advisory Fee Cash Payments. In addition, so long as a Cessation Event has not occurred, Mr. Kargieman agreed to vote the Company Ordinary Shares held by him in favor of the election of the Liberty Director nominees. Mr. Kargieman will also cause any transferee of his Class B Ordinary Shares to agree to such obligations (other than in the case of a transfer of Class B Ordinary Shares to a transferee that would result in automatic conversion of such Class B Ordinary Shares into Class A Ordinary Shares in accordance with the Company’s memorandum and articles of association.

The parties to the Liberty Letter Agreement have agreed that the Liberty Directors will initially be Secretary Steven Terner Mnuchin, who will serve as the Company’s Non-Executive Chairman, and an individual to be designated by Liberty prior to the Liberty Closing who is reasonably acceptable to the Company. In addition, the parties agreed that (i) for so long as Emiliano Kargieman and his affiliates own beneficially at least one-third of the number of shares of the Company owned on the Closing Date (subject to customary adjustments for corporate events), Mr. Kargieman will have the right to designate two directors for election to the Company Board by the Company shareholders, one of whom will be Mr. Kargieman and the other shall be reasonably acceptable to Liberty and Sponsor, who will initially be Marcos Galperin, (ii) for so long as Sponsor and its affiliates own beneficially at least one-third of the number of shares of the Company owned on the Closing Date (subject to customary adjustments for corporate events), Howard Lutnick will be designated for election to the Company Board by the Company shareholders and (iii) three individuals will be designated by the Company’s nominating committee, which individuals will initially be Ted Wang, Brad Halverson and an individual designated by Mr. Kargieman who is reasonably acceptable to Liberty and whose appointment shall be in compliance with NASDAQ listing requirements, each of whom will be appointed prior to Closing.

A proxy statement/prospectus supplement which supplements the proxy statement/prospectus dated November 12, 2021 relating to (x) the special meeting of stockholders (the “Special Meeting”) of CF V at which CF V’s stockholders (the “CF V Stockholders”) will consider and vote upon the “Business Combination Proposal,” to adopt the Merger Agreement and (y) the issuance of Company Class A Ordinary Shares pursuant to the Merger Agreement is being filed with the Securities and Exchange Commission.

The foregoing is a summary of the material terms of the Liberty Subscription Agreement and the Liberty Letter Agreement. Forms of the Liberty Subscription Agreement and Liberty Letter Agreement are attached as Exhibits 10.1 and 10.2, respectively, to this Form 8-K, and are incorporated by reference into this Form 8-K. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Liberty Subscription Agreement and the Liberty Letter Agreement.

Item 3.02.	Unregistered Sales of Equity Securities

The disclosure set forth above under the heading “Liberty Investment” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Liberty Shares and Liberty Warrants to be issued in connection with the Liberty Subscription Agreement and the Advisory Fee Warrants to be issued in connection with the Liberty Letter Agreement will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure

On January 18, 2022, CF V and the Company issued a joint press release announcing the execution of the Liberty Subscription Agreement and the Liberty Letter Agreement described in Item 1.01 above. The press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference. Notwithstanding the foregoing, information contained on the websites of CF V, the Company or any of their affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of CF V under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Important Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Satellogic and CFV. In connection with the transaction described herein, CFV and PubCo have filed relevant materials with the SEC, including an effective registration statement on Form F-4, which includes a prospectus of PubCo and a proxy statement of CFV. The definitive proxy statement was sent to all CFV stockholders. PubCo and CFV will also file other documents regarding the proposed transaction with the SEC including a proxy statement/prospectus supplement describing the Liberty investment in more detail. Before making any voting or investment decision, investors and security holders of PubCo, Satellogic and CFV are urged to read the registration statement, the proxy statement/prospectus, the proxy statement/prospectus supplement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders are able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CF V through the website maintained by the SEC at www.sec.gov or by directing a request to CF V to 110 East 59th Street, New York, NY 10022 or via email at CFV@cantor.com.

Participants in the Solicitation

PubCo, CF V, Satellgoic and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CF V’s stockholders in connection with the proposed transaction. Information about CF V’s directors and executive officers and their ownership of CF V’s securities is set forth in CF V’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction, and the proxy statement/prospectus supplement. You may obtain free copies of these documents as described in the section entitled “Important Information and Where to Find It” above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CF V, PubCo or Satellogic, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This press release contains “forward-looking statements,” including statements regarding the proposed transaction between CFV and Satellogic. Such forward-looking statements include, but are not limited to, statements regarding the closing of the transaction and CFV’s, Satellogic’s or their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on CFV’s and

Satellogic’s current expectations and beliefs concerning future developments and their potential effects on CFV or Satellogic and include statements concerning (i) leadership changes, (ii) Satellogic’s ability to scale its constellation, (iii) Satellogic’s ability to meet image quality expectations and continue to offer superior unit economics, (iv) Satellogic’s ability to become or remain an industry leader, (v) the number of commercial applications for Satellogic’s products and services, (vi) Satellogic’s ability to address all commercial applications for satellite imagery or address a certain total addressable market and the expected size of that market, (vii) expectations regarding cash on the balance sheet following closing of the business combination and the PIPE offering, including after giving effect to expected redemptions of CFV stock, and whether such cash will be sufficient to meet Satellogic’s business objectives and (viii) the expected timing of closing the transaction and the Liberty investment. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by, an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CFV and Satellogic. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CFV’s securities, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by CFV’s stockholders, the satisfaction of the minimum trust account amount following any redemptions by CFV’s public stockholders and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the inability to complete the PIPE offering or the Liberty investment, (v) the effect of the announcement or pendency of the transaction on Satellogic’s business relationships, operating results and business generally, (vi) risks that the transaction disrupts current plans and operations of Satellogic, (vii) changes in the competitive and highly regulated industries in which Satellogic operates, variations in operating performance across competitors and changes in laws and regulations affecting Satellogic’s business, (viii) the ability to implement business plans, forecasts and other expectations after the completion of the transaction, and identify and realize additional opportunities, (ix) the risk of downturns in the commercial launch services, satellite and spacecraft industry, (x) the outcome of any legal proceedings that may be instituted against Satellogic or CFV related to the merger agreement or the transaction, (xi) volatility in the price of CFV’s or any successor entity’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Satellogic operates or plans to operate, variations in performance across competitors, changes in laws and regulations affecting Satellogic’s business and changes in the combined capital structure, (xii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xiii) the risk that Satellogic and its current and future collaborators are unable to successfully develop and commercialize Satellogic’s products or services, or experience significant delays in doing so, (xiv) the risk that Satellogic may never achieve or sustain profitability, (xv) the risk that Satellogic may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xvi) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xvii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xviii) the risk of product liability or regulatory lawsuits or proceedings relating to Satellogic’s products and services, (xix) the risk that Satellogic is unable to secure or protect its intellectual property and (xx) the risk that the post-combination company’s securities will not be approved for listing on The Nasdaq Stock Market LLC or another stock exchange or if approved, maintain the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form F-4 and proxy statement/prospectus discussed above and other documents filed or to be filed by CFV, Satellogic and/or any successor entity of the transaction from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Satellogic and CFV assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Satellogic nor CFV gives any assurance that either Satellogic, CFV or the combined company will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Liberty Subscription Agreement dated January 18, 2022.

10.2	Liberty Letter Agreement dated January 18, 2022.

99.1	Press Release Announcing the Liberty Investment dated January 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF ACQUISITION CORP. V

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chief Executive Officer

Dated: January 18, 2022